UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2026

VERIS RESIDENTIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	22-3305147
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-13274

Harborside 3, 210 Hudson St., Ste. 400 Jersey City, New Jersey	07311
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(732) 590-1010

VERIS RESIDENTIAL, L.P.

(Exact name of registrant as specified in charter)

Delaware	22-3315804
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	333-57103

Harborside 3, 210 Hudson St., Ste. 400 Jersey City, New Jersey	07311
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(732) 590-1010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 27, 2026, Veris Residential, Inc., a Maryland corporation (the “Company”), and the general partner of Veris Residential, L.P., a Delaware limited partnership and the operating partnership of the Company (the “Company Partnership”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 23, 2026 (the “Merger Agreement”), by and among the Company, the Company Partnership, AC Residential Acquisition LP, a Delaware limited partnership (“Parent”), AC Residential REIT LLC, a Delaware limited liability company (“Merger Sub I”), and AC Residential OP LP, a Delaware limited partnership (“Merger Sub II”). Pursuant to the Merger Agreement, at the closing, (i) the Company merged with and into Merger Sub I (the “Merger”), with Merger Sub I continuing as the surviving entity in the Merger (the “Surviving Entity”) and (ii) Merger Sub II merged with and into the Company Partnership (the “Partnership Merger” and, together with the Merger, the “Mergers”), with the Company Partnership continuing as the surviving partnership in the Partnership Merger. Certain affiliates of GIC Real Estate Inc. and Affinius Capital Advisors LLC directly and/or indirectly invested in Parent. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, the Company has terminated all commitments and prepaid all amounts outstanding under that certain Revolving Credit and Term Loan Agreement, dated as of April 22, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “JPM Credit Agreement”), by and among the Company Partnership, as the borrower thereunder, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, and the other agents, arrangers and bookrunners identified therein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.01, 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report is incorporated herein by reference into this Item 2.01.

The Mergers

On May 27, 2026, pursuant to the Merger Agreement:

•	the Company merged with and into Merger Sub I, with Merger Sub I continuing as the Surviving Entity. As a result of the Merger, in accordance with the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (each, a “Share”, and collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Shares owned by (i) Parent or Merger Sub I or any of their respective subsidiaries and (ii) any direct or indirect wholly owned subsidiary of the Company, if any) was automatically cancelled and converted into the right to receive an amount equal to $19.00 per Share in cash, without interest thereon (the “Merger Consideration”), ceased to be outstanding and was automatically cancelled and ceased to exist; and

•	Merger Sub II merged with and into Company Partnership, with the Company Partnership continuing as the Surviving Partnership. As a result of the Partnership Merger, in accordance with the terms and conditions of the Merger Agreement, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (a) each outstanding common unit of the Company Partnership (each, a “Common Unit”) (other than Common Units owned by (x) Parent, Merger Sub II or any of their respective subsidiaries and (y) the Surviving Entity) was converted into the right to receive the Merger Consideration and (b) each outstanding 3.5% Series A-1 preferred limited partnership unit of the Company Partnership (each, a “Preferred Unit”) (other than Preferred Units owned by (x) Parent, Merger Sub II or any of their respective subsidiaries and (y) the Surviving Entity) was converted into the right to receive the Preferred Unit Merger Consideration as set forth in the Merger Agreement. Pursuant to the LTIP Unit Forced Conversion Notice delivered on April 22, 2026, in accordance with the Company Limited Partnership Agreement, on the Closing Date and prior to the Partnership Merger Effective Time, each vested Company LTIP Unit was converted into a Common Unit. Immediately prior to the Partnership Merger Effective Time, pursuant a Rollover and Contribution Agreement, dated as of February 23, 2026, as amended on March 27, 2026 (the “Rollover Agreement”), by and among certain limited partners of the Company Partnership, including certain members of the Mack family (the “Rollover Holders”), Parent, the Company Partnership, Merger Sub I and Merger Sub II, the Rollover Holders contributed, assigned, transferred, conveyed and delivered the Common Units held by such Rollover Holders in the Company Partnership to Merger Sub II, free and clear of all Liens, and, in exchange therefor, Merger Sub II issued to the Rollover Holders, equity interests in Merger Sub II.

Treatment of Equity Awards

At the Effective Time, each outstanding equity award of the Company was treated as follows:

•	each outstanding option to purchase Shares (each, a “Company Stock Option”) granted under the Company’s equity plans (the “Company Equity Plans”), whether vested or unvested, became fully vested and was cancelled and converted into the right to receive a cash payment equal to the product of (i) the excess, if any, of the Merger Consideration over the applicable exercise price per share underlying such Company Stock Option and (ii) the number of Shares underlying such Company Stock Option immediately prior to the Effective Time;

•	each outstanding time-based restricted stock unit granted under the Company Equity Plans (each, a “Company RSU”) became fully vested and was cancelled and converted into the right to receive an amount in cash equal to (A) the product of (i) the Merger Consideration and (ii) the number of Shares underlying such Company RSU immediately prior to the Effective Time, plus (B) all accumulated but unpaid dividend equivalent rights with respect to such Company RSU;

•	each outstanding performance-based restricted stock unit (each, a “Company PRSU”) granted under the Company equity plans was cancelled and converted into the right to receive an amount in cash equal to (A) the product of (i) the Merger Consideration and (ii) the number of Shares underlying such Company PRSU immediately prior to the Effective Time, as determined by the Board prior to Closing based on the achievement of the greater of target and actual performance (or in the case of 2026 executive awards, based on the achievement of maximum performance), plus (B) all accumulated but unpaid dividend equivalent rights with respect to such Company PRSUs that are determined to be vested;

•	each outstanding outperformance restricted stock unit (each, a “Company OPRSU”) granted under the Company equity plans was cancelled and converted into the right to receive an amount in cash equal to (A) the product of (i) the Merger Consideration and (ii) the number of Shares underlying such Company OPRSU, as applicable, immediately prior to the Effective Time, as determined by the Board prior to closing based on actual performance (or in the case of 2026 executive awards, based on the achievement of maximum performance), plus (B) all accumulated but unpaid dividend equivalent rights with respect to such Company OPRSUs that are determined to be vested;

•	each outstanding share of restricted stock granted under the Company Equity Plans (each, “Restricted Stock”) became fully vested and was cancelled and converted into the right to receive (A) the Merger Consideration plus (B) all accumulated but unpaid dividends with respect to such Restricted Stock; and

•	each outstanding deferred stock unit that is held in an account under the Company’s Deferred Compensation Plan for Directors was cancelled and converted into the right to receive an amount in cash equal to the Merger Consideration.

The foregoing description of the Merger Agreement and the Mergers is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 23, 2026 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report is incorporated herein by reference into this Item 3.01.

In connection with the consummation of the Merger, the Company requested that the New York Stock Exchange (the “NYSE”) suspend trading of the Shares on May 27, 2026, delist the Shares from the NYSE, and file a Form 25 with the SEC to report the delisting of the Shares from the NYSE. The NYSE filed a Form 25 on May 27, 2026 to provide notification of such delisting and to effect the deregistration of the Shares under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 with the SEC to terminate the registration of the Shares under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to the Shares.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report is incorporated herein by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report is incorporated herein by reference into this Item 5.01.

As a result of the consummation of the Mergers, a change of control of the Company occurred, and the Company became a subsidiary of Parent, and a change of control of the Company Partnership occurred, and the Company Partnership became a subsidiary of Merger Sub I.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report is incorporated herein by reference into this item 5.02.

In connection with the consummation of the Merger, all of the members of the board of directors and the officers of the Company immediately prior to the Effective Time ceased to be directors or officers of the Company, as applicable, at the Effective Time.

In connection with the consummation of the Partnership Merger, all of the officers of the Company Partnership immediately prior to the Partnership Merger Effective Time ceased to be officers of the Company Partnership at the Partnership Merger Effective Time.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report is incorporated herein by reference into this Item 5.03.

Pursuant to the Merger Agreement, following the consummation of the Merger, the Company ceased to exist and Merger Sub I continued as the Surviving Entity. As of the Effective Time, (i) the certificate of formation of Merger Sub I in effect immediately prior to the consummation of the Merger became the certificate of formation of the Surviving Entity, and (ii) the limited liability company agreement of Merger Sub I in effect immediately prior to the consummation of the Merger became the limited liability company agreement of the Surviving Entity. As of the Partnership Merger Effective Time, the limited partnership agreement of Merger Sub II as in effect immediately prior to the Partnership Merger Effective Time, became the limited partnership agreement of the Surviving Partnership.

Item 8.01	Other Events.

On May 27, 2026, the Surviving Entity issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1†	Agreement and Plan of Merger, dated February 23, 2026, by and among Veris Residential, Inc., Veris Residential, L.P., AC Residential Acquisition LP, AC Residential REIT LLC and AC Residential OP LP (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 23, 2026).

99.1	Press Release issued by the Company on May 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Schedules have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2026	AC RESIDENTIAL REIT LLC
(as successor by merger to Veris Residential, Inc.)

	By:	/s/ Craig H. Solomon
	Name:	Craig H. Solomon
	Title:	Authorized Signatory

Date: May 27, 2026	VERIS RESIDENTIAL, L.P.

	By:	AC Residential REIT LLC,
its general partner

	By:	/s/ Craig H. Solomon
	Name :	Craig H. Solomon
	Title:	Authorized Signatory